UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2023
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
On October 6, 2023, the Board of Directors of Eos Energy Enterprises, Inc. (the “Company”) appointed Jeffrey McNeil, age 62, to the Board of Directors. Mr. McNeil will serve as a Class I director with a term that expires at the Company’s 2024 Annual Meeting of Stockholders or until his successor is elected and qualified. With this appointment, the Board now has eight directors.
Mr. McNeil was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no transactions between the Company and Mr. McNeil that would require disclosure under Item 404(a) of Regulation S-K.
Mr. McNeil will be compensated for his services on the Board in accordance with the Company’s Non-Employee Director Compensation Policy, approved on September 7, 2022 by the Board (“Director Compensation Policy”). Annual compensation for the Company’s non-employee directors is comprised of cash and stock-based equity compensation. The cash compensation consists of an annual retainer of $25,000, paid quarterly in arrears, and the annual stock-based equity compensation consists of awards of restricted stock units with a value of $75,000 and stock options with a value of $75,000. A more detailed description of the Company’s Director Compensation Policy was previously reported in the Company’s Form 8-K filed with the Securities and Exchange Commission on September 9, 2022, with a copy of the policy included as Exhibit 10.1 to the Form 8-K, and is incorporated herein by reference.
The Company has entered into an indemnification agreement with Mr. McNeil on the same basis as each of the Company’s other directors. This agreement, among other things, requires the Company to indemnify its directors for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director in any action or proceeding arising out of their services as one of the Company’s directors or any other company or enterprise to which the person provides services at the Company’s request. The foregoing description of the indemnification agreement is qualified in its entirety by the full text of the form of indemnification agreement, which was previously filed with the Securities and Exchange Commission on November 20, 2020, as Exhibit 10.13 to its Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

99.1	Press release of Eos Energy Enterprises, Inc., dated October 6, 2023
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: October 6, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
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